Exhibit 99.1

Marchex Reports Second Quarter 2006 Financial Results

SEATTLE, WA – August 8, 2006 - Marchex, Inc. (NASDAQ: MCHX, MCHXP) today reported its results for the second quarter ended June 30, 2006.

Consolidated Financial Results:

•	Revenue was $31.7 million for the second quarter of 2006, a 50% increase compared to $21.2 million for the same period of 2005.

•	GAAP net loss applicable to common stockholders was $612,000 for the second quarter of 2006 or $0.02 per share, compared to GAAP net income applicable to common stockholders of $107,000 or $0.00 per share for the same period of 2005. The second quarter 2006 results included stock-based compensation expense recorded under the fair value method of $3.4 million compared to stock-based compensation expense of $497,000 for the same period in 2005.

•	We provide a reconciliation of GAAP EPS to Adjusted Non-GAAP EPS in the last financial tables attached to this press release and encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures. Adjusted non-GAAP EPS for the second quarter of 2006 was $0.12, compared to $0.08 for the same period of 2005. Some Wall Street analysts use non-GAAP measures to analyze our operating results, which may include adjusted non-GAAP EPS, adjusted operating income before amortization and adjusted EBITDA. We present GAAP measures with equal or greater prominence than non-GAAP measures and such non-GAAP measures should not be considered a substitute for, or superior to, GAAP results.

•	Adjusted operating income before amortization was $8.3 million for the second quarter of 2006, which is an increase of 36% compared to $6.1 million for the same period of 2005. A reconciliation of non-GAAP adjusted operating income before amortization to GAAP operating income (loss) and GAAP net income (loss) is attached to the financial tables included in this release.

•	Adjusted EBITDA was $9.7 million in the second quarter of 2006, which is an increase of 35% compared to $7.2 million for the same period of 2005. A reconciliation of operating income (loss) before taxes, depreciation, amortization and gain/loss on sales of intangible assets to GAAP net cash provided by operating activities is attached to the financial tables included in this release.

“Marchex has had success by focusing on a combination of unique advertising offerings and high quality traffic sources. Going forward, we will continue to advance our core mission of delivering vertically and locally focused traffic to online merchants,” said Russell C. Horowitz, Marchex Chairman and CEO. ”We are pleased to see that our hard work on building the platform for our network of more than 200,000 Web sites is helping to create an integrated, vertically focused search and media company.”

Updated Statistics and Recent Highlights:

•	Proprietary Traffic: Marchex today announced that its proprietary network of vertical and local Web sites attracted approximately 28 million unique visitors for the month of June 2006. Unique visitor statistics are based on internal traffic logs, which calculate unique IP (Internet protocol) addresses on an unduplicated basis during a given month. For the second quarter in 2006, revenue attributable to proprietary traffic sources was $11.1 million.

•

Increased Monetization Rates of Proprietary Advertisers for Proprietary Traffic: Over the last few months, Marchex has increased its advertisers’ exposure to its proprietary network due to the relatively high conversion rates Marchex believes they have experienced, which is evidenced by an increase in monetization trends, or revenue-per-click rates. For example, revenue-per-click rates from Marchex’s proprietary advertisers accessing the company’s proprietary base of traffic increased 17% in the second quarter of 2006 over the first quarter of 2006.

•	Initial Results from Beta Local and Vertical Web sites which featured Open List integrations: Marchex today announced the results from the initial launch of its local and vertical Web sites on May 30, 2006, which featured integrations from Marchex’s search technology and content aggregation engine, Open List (www.openlist.com). Selected results and trends from 29 beta Web sites are as follows and represent data for the full month of July 2006 versus data for the average of the months of March, April and May 2006, which were the three months prior to launch. Marchex selected July as a comparison month since implementation effects are likely to have taken place during the initial 30 days immediately post–launch:

i.	Pageviews to these beta Web sites increased more than 175% for the month of July 2006 over the average pageviews for the months of March, April and May 2006;

ii.	Revenue from these beta Web sites increased more than 75% for the month of July 2006 over the average revenue for the months of March, April and May 2006;

iii.	Many of the beta Web sites were indexed by algorithmic search engines, which Marchex believes was due to their deep, highly targeted content that specifically relates to the domain name associated with each Web site; and

iv.	When the beta Web sites were not indexed by algorithmic search engines, Marchex believes that users who directly navigated to the Web sites found them more useful and subsequently interacted more with the site, which is supported by data that highlights an increase of more than 50% in both monthly pageviews and revenue across many such sites over the prior month averages of March, April and May 2006.

•	Launch of Additional, Enhanced Local and Travel-Related Web Sites: Marchex today also announced that it has launched enhanced versions of more than 100 local and travel-related Web sites it owns, including the local and vertical Web Sites that it initially released on May 30, 2006. These integrations are powered by Marchex’s search and content aggregation platform. These enhanced Web sites include: (i) an improved user interface; (ii) category search capability; (iii) multi-dimensional local search refinements based on personal relevance; (iv) local mapping; (v) related Web site suggestions; (vi) expert third-party reviews; (vii) user-generated reviews; (viii) awards; (ix) detailed descriptions and feature summaries; (x) targeted pay-per-click advertisements; and (xi) comparison hotel rate information, in certain cases.

•	ZIP Code Web Sites Enhancement and Launch of MyZIP.com: Marchex announced yesterday that it has launched updated implementations of its more than 75,000 ZIP Code Web sites. An example of an updated implementation can be seen at www.90210.com. Marchex also announced that it has launched MyZIP.com (www.myzip.com) as a destination Web site that covers city and ZIP Code locations across the United States. MyZIP.com will also serve as the umbrella brand and gateway into Marchex’s ZIP Code Web sites and the associated city and local content. Powered by Marchex’s search technology and content aggregation engine, each of these sites now offer robust hotel, restaurant, travel, local attraction information and reviews targeted to individual locations or ZIP Codes in the United States.

•	Partner, or Third Party, Distribution: During the quarter, Marchex announced new premium publisher wins for its contextual advertising platform with Briefing.com, Open System Publishers, online newsletter publishers ZDNET, TechRepublic and BNET, as well as renewals with key partners such as The Motley Fool.

•	New Product Introduction: During the quarter, Marchex also announced the launch of its graphics-based contextual advertising marketplace, IBGraphics. Through the graphical advertising center, Marchex now can offer merchants multiple advertising formats across some of its most valuable advertising inventory.

Marchex Financial Guidance:

Marchex is updating its previous guidance provided on May 30, 2006, as follows:

2006 consolidated revenue range estimate:	$130 million to $136 million
2006 adjusted operating income before amortization target range:	$33 million to $38 million
Long-term adjusted operating income before amortization margins:	30% or more

Conference Call and Webcast Information:

Management will hold a conference call, starting at 5:00 p.m. EDT on Tuesday, August 8, 2006 to discuss its second quarter 2006 results and other company updates. To access the call by live Webcast, please log onto the Investor Relations section of the Marchex Web site (www.marchex.com/ir.html). An archived version of the Webcast will also be available, beginning two hours after completion of the call, at the same location.

About Marchex, Inc.

Marchex (www.marchex.com) is a technology driven search and media company focused on vertical and local online traffic. Specifically, the company is focused on search marketing, local search, and direct navigation. Marchex’s platform of integrated performance-based advertising and search marketing services enables merchants to efficiently market and sell their products and services across multiple online distribution channels, including search engines, product shopping engines, directories and selected Web sites.

Forward looking statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of August 8, 2006 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA and Adjusted non-GAAP EPS. In light of Marchex’s AreaConnect and Open List asset acquisitions in 2006 and the Name Development and Pike Street Industries asset acquisitions and IndustryBrains acquisition in 2005, Marchex also provides Pro Forma Revenue information.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of acquired intangible assets. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA which excludes any gain/loss on sales of intangible assets as this is viewed as non-recurring in nature. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other non-cash and non-recurring expenses. Adjusted EBITDA represents income before interest, income taxes, depreciation, amortization, stock compensation expense, and gain/loss on sales of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Adjusted non-GAAP EPS represents Adjusted Net Income divided by weighted average fully diluted shares outstanding for Adjusted non-GAAP EPS purposes. Adjusted Net Income generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain non-recurring items and represents net income (loss) available to common shareholders plus: (1) stock based compensation expense, (2) amortization of acquired intangible assets, (3) gain/loss on sales of intangible assets, (4) other income (expense) and (5) the cumulative effect of changes in accounting principles. Adjusted non-GAAP EPS includes dilution from options and warrants per the treasury stock method and includes the weighted average number of all potential common shares relating to convertible preferred stock and restricted stock. Shares outstanding for Adjusted non-GAAP EPS purposes are therefore higher than shares outstanding for GAAP EPS purposes. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. These non-GAAP terms, as defined by Marchex, may not be comparable to similarly titled measures used by other companies. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information:

Mark S. Peterson

Vice President of Public Relations

206.331.3344

mark@marchex.com

Trevor Caldwell

Vice President of Investor Relations & Strategic Initiatives

Marchex, Inc.

206.331.3316

tcaldwell@marchex.com

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MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended June 30,
	2005	2006
Revenue	$21,168,022	$31,714,720

Expenses:
Service costs (1)	10,871,462	15,020,319
Sales and marketing (1)	1,829,819	5,407,200
Product development (1)	1,428,530	2,553,395
General and administrative (1)	1,413,987	3,846,212
Amortization of acquired intangible assets	4,949,651	5,164,191

Total operating expenses	20,493,449	31,991,317

Gain on sales of intangible assets, net	—	174,071

Income (loss) from operations	674,573	(102,526)
Interest income and other, net	586,373	751,826

Income before provision for income taxes	1,260,946	649,300
Income tax expense	470,656	838,804

Net income (loss)	790,290	(189,504)
Convertible preferred stock dividends	682,813	422,147

Net income (loss) applicable to common stockholders	$107,477	$(611,651)

Basic and diluted net income (loss) applicable to common stockholders	$0.00	$(0.02)
Shares used to calculate basic net income (loss) per share applicable to common stockholders	35,308,306	38,311,448
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	37,459,860	38,311,448

(1) Includes stock compensation allocated as follows:

Service costs	$132,834	$255,742
Sales and marketing	285,924	943,978
Product development	137,985	827,187
General and administrative	(59,574)	1,401,001

Total stock compensation expense	$497,169	$3,427,908

Prior to January 1, 2006, Marchex accounted for stock compensation under Accounting Principles Board, Opinion No. 25, Accounting for Stock Issued to Employees (APB 25). In accordance with APB 25, Marchex historically used the intrinsic value method to account for stock compensation. As of January 1, 2006, Marchex accounts for stock compensation under the fair value method as prescribed by Statement of Financial Accounting Standards No. 123-R (SFAS 123R). As Marchex adopted the modified prospective method, results for the prior year have not been restated under the fair value method for GAAP purposes.

In accordance with SEC Staff Accounting Bulletin No. 107, stock-based compensation is no longer presented as a separate line item on the Consolidated Statement of Operations. The stock-based compensation is now presented in the same lines as cash compensation paid to the same individuals. Stock-based compensation recognized in the prior period has been reclassified to conform with the presentation in the current period.

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(unaudited)

	Six Months Ended June 30,
	2005	2006
Revenue	$39,564,005	$62,827,045

Expenses:
Service costs (1)	21,542,169	29,872,268
Sales and marketing (1)	3,184,312	11,273,884
Product development (1)	2,213,744	4,780,419
General and administrative (1)	2,970,587	7,255,720
Amortization of acquired intangible assets	8,032,808	10,034,864

Total operating expenses	37,943,620	63,217,155

Gain on sales of intangible assets, net	—	353,279

Income (loss) from operations	1,620,385	(36,831)
Interest income and other, net	856,896	1,486,108

Income before provision for income taxes	2,477,281	1,449,277
Income tax expense	949,589	1,492,452

Income (loss) before cumulative effect of a change in accounting principle	1,527,692	(43,175)
Cumulative effect of a change in accounting principle, net of tax (2)	—	151,341

Net income	1,527,692	108,166
Convertible preferred stock dividends and conversion payment	1,031,806	1,916,082

Net income (loss) applicable to common stockholders	$495,886	$(1,807,916)

Basic net income (loss) applicable to common stockholders	$0.02	$(0.05)
Diluted net income (loss) applicable to common stockholders	$0.01	$(0.05)
Shares used to calculate basic net income (loss) per share applicable to common stockholders	32,790,977	37,693,506
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	35,149,062	37,693,506

(1) Includes stock compensation allocated as follows:
Service costs	$134,634	$491,953
Sales and marketing	315,431	1,991,249
Product development	148,650	1,562,374
General and administrative	44,992	2,903,075

Total stock compensation expense	$643,707	$6,948,651

Prior to January 1, 2006, Marchex accounted for stock compensation under Accounting Principles Board, Opinion No. 25, Accounting for Stock Issued to Employees (APB 25). In accordance with APB 25, Marchex historically used the intrinsic value method to account for stock compensation. As of January 1, 2006, Marchex accounts for stock compensation under the fair value method as prescribed by Statement of Financial Accounting Standards No. 123-R (SFAS 123R). As Marchex adopted the modified prospective method, results for the prior year have not been restated under the fair value method for GAAP purposes.

In accordance with SEC Staff Accounting Bulletin No. 107, stock-based compensation is no longer presented as a separate line item on the Consolidated Statement of Operations. The stock-based compensation is now presented in the same lines as cash compensation paid to the same individuals. Stock-based compensation recognized in the prior period has been reclassified to conform with the presentation in the current period.

(2)	As a result of the adoption of SFAS 123R, Marchex recorded an amount from the cumulative impact of the accounting change.

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(unaudited)

	December 31, 2005	June 30, 2006
Assets
Current assets:
Cash and cash equivalents	$63,090,941	$59,511,600
Trade accounts receivable, net	14,401,814	11,526,106
Prepaid expenses and other current assets	1,818,211	1,921,356
Refundable taxes	3,835,542	4,715,201
Deferred income tax assets	428,855	372,007

Total current assets	83,575,363	78,046,270
Property and equipment, net	3,402,262	6,683,268
Deferred income tax assets	—	1,096,776
Intangibles and other assets, net	15,447,504	14,003,107
Goodwill	180,637,076	200,744,196
Intangible assets from acquisitions, net	51,346,944	47,704,617

Total assets	$334,409,149	$348,278,234

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$9,258,423	$5,368,074
Accrued expenses and other current liabilities	1,755,970	2,439,335
Deferred revenue	2,291,374	2,380,385

Total current liabilities	13,305,767	10,187,794
Deferred income tax liabilities	397,481	—
Other non-current liabilities	92,309	109,107

Total liabilities	13,795,557	10,296,901
Stockholders’ equity:
Convertible preferred stock	54,121,678	34,116,491
Class A common stock	119,282	119,217
Class B common stock	254,839	273,965
Additional paid-in capital	271,949,963	308,208,237
Deferred stock-based compensation	(3,042,016)	—
Accumulated deficit	(2,790,154)	(4,736,577)

Total stockholders’ equity	320,613,592	337,981,333

Total liabilities and stockholders’ equity	$334,409,149	$348,278,234

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of Revenue to Pro Forma Revenue

(unaudited)

	Three months ended June 30, 2005	Three months ended June 30, 2006	Six months ended June 30, 2005	Six months ended June 30, 2006
Revenue, as reported	$21,168,022	$31,714,720	$39,564,005	$62,827,045
Name Development pro forma revenue	—	—	2,544,459	—
Pike Street pro forma revenue	267,296	—	1,230,494	—
IndustryBrains pro forma revenue	2,785,454	—	5,502,074	—
AreaConnect pro forma revenue	277,409	152,362	491,633	649,675
Open List pro forma revenue	2,195	55,670	5,249	156,511
Pro forma eliminations	(9,367)	(5,008)	(32,699)	(22,259)

Pro forma Revenue	$24,491,009	$31,917,744	$49,305,215	$63,610,972

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Three Months Ended June 30,
	2005	2006
Net income applicable to common stockholders	$107,477	$(611,651)
Convertible preferred stock dividends	682,813	422,147

Net income	790,290	(189,504)
Income tax expense	470,656	838,804

Income before provision for income taxes	1,260,946	649,300
Interest income and other, net	(586,373)	(751,826)

Income (loss) from operations	674,573	(102,526)
Stock-based compensation	497,169	3,427,908
Amortization of acquired intangible assets	4,949,651	5,164,191

Operating income before amortization (OIBA)	6,121,393	8,489,573
Gain on sales of intangible assets, net	—	(174,071)

Adjusted operating income before amortization (Adjusted OIBA)	$6,121,393	$8,315,502

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Net Income (Loss) to Operating Income Before Amortization (OIBA) and

Adjusted Operating Income Before Amortization (Adjusted OIBA)

(unaudited)

	Six Months Ended June 30,
	2005	2006
Net income (loss) applicable to common stockholders	$495,886	$(1,807,916)
Convertible preferred stock dividends and conversion payment	1,031,806	1,916,082

Net income	1,527,692	108,166
Cumulative effect of a change in accounting principle, net of tax (1)	—	151,341

Income (loss) before cumulative effect of a change in accounting principle	1,527,692	(43,175)
Income tax expense	949,589	1,492,452

Income before provision for income taxes	2,477,281	1,449,277
Interest income and other, net	(856,896)	(1,486,108)

Income (loss) from operations	1,620,385	(36,831)
Stock-based compensation	643,707	6,948,651
Amortization of acquired intangible assets	8,032,808	10,034,864

Operating income before amortization (OIBA)	10,296,900	16,946,684
Gain on sales of intangible assets, net	—	(353,279)

Adjusted operating income before amortization (Adjusted OIBA)	$10,296,900	$16,593,405

(1)	As a result of the adoption of SFAS 123R, Marchex recorded an amount from the cumulative impact of the accounting change.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(unaudited)

	Three Months Ended June 30,
	2005	2006
Net cash provided by operating activities	$4,642,208	$6,251,428
Changes in asset and liabilities, net of effects of acquisitions	2,868,681	2,997,470
Provision for income taxes	470,656	838,804
Other item - facility relocation	9,972	25,788
Interest income and other, net	(586,373)	(751,826)
Income and excess tax benefits related to stock options	(198,319)	354,735

Adjusted EBITDA	$7,206,825	$9,716,399

	Six Months Ended June 30,
	2005	2006
Net cash provided by operating activities	$6,401,034	$15,681,527
Changes in asset and liabilities, net of effects of acquisitions	5,754,412	1,730,391
Provision for income taxes	949,589	1,492,452
Other item - facility relocation	18,710	43,431
Interest income and other, net	(852,896)	(1,487,971)
Income and excess tax benefits related to stock options	(328,093)	1,832,700

Adjusted EBITDA	$11,942,756	$19,292,530

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Three Months Ended June 30,
	2005	2006
Adjusted Non-GAAP EPS	$0.08	$0.12

Net income (loss) per share applicable to common stockholders - diluted (GAAP EPS)	$0.00	$(0.02)
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	37,459,860	38,311,448

Net income (loss) applicable to common stockholders	$107,477	$(611,651)
Stock-based compensation	497,169	3,427,908
Amortization of acquired intangible assets	4,949,651	5,164,191
Gain on sales of intangible assets, net	—	(174,071)
Interest income and other, net	(586,373)	(751,826)
Estimated impact of income taxes	(1,775,283)	(2,158,103)

Adjusted Non-GAAP net income applicable to common stockholders	$3,192,641	$4,896,448

Adjusted Non-GAAP EPS	$0.08	$0.12

Shares used to calculate diluted net income (loss) per share applicable to common stockholders	37,459,860	38,311,448
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	150,633	2,206,249

Shares used to calculate Adjusted Non-GAAP EPS	37,610,493	40,517,697

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock on a treasury stock method basis.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(unaudited)

	Six Months Ended June 30,
	2005	2006
Adjusted Non-GAAP EPS	$0.15	$0.22

Net income (loss) per share applicable to common stockholders - diluted (GAAP EPS)	$0.01	$(0.05)
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	35,149,062	37,693,506

Net income (loss) applicable to common stockholders	$495,886	$(1,807,916)
Stock-based compensation	643,707	6,948,651
Amortization of acquired intangible assets	8,032,808	10,034,864
Gain on sales of intangible assets, net	—	(353,279)
Cumulative effect of a change in accounting principle, net of tax (1)	—	(151,341)
Interest income and other, net	(856,896)	(1,486,108)
Estimated impact of income taxes	(2,904,541)	(4,512,701)

Adjusted Non-GAAP net income applicable to common stockholders	$5,410,964	$8,672,170

Adjusted Non-GAAP EPS	$0.15	$0.22

Shares used to calculate diluted net income (loss) per share applicable to common stockholders	35,149,062	37,693,506
Weighted average stock options and warrants and common shares subject to repurchase or cancellation (if applicable)	67,414	2,492,164

Shares used to calculate Adjusted Non-GAAP EPS	35,216,476	40,185,670

For Adjusted Non-GAAP EPS, the impact of restricted stock (common shares subject to repurchase or cancellation) is based on the weighted average of restricted stock outstanding as compared with diluted shares for GAAP purposes, which included restricted stock on a treasury stock method basis.

(1)	As a result of the adoption of SFAS 123R, Marchex recorded an amount from the cumulative impact of the accounting change.